UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2022, APA Corporation (the “Company”) amended the outstanding Restricted Stock Unit Award Agreements issued under the Company’s 2016 Omnibus Compensation Plan that are grants of cash-based Altus Midstream Company (“Altus”) Restricted Stock Units (the “Altus RSU Awards”) to Mr. Clay Bretches, the Company’s Executive Vice President, Operations, and former Chief Executive Officer and President of Altus. The amendment (the “Amendment”) revises the Altus RSU Awards to change the stock applicable to such awards from the Class A common stock of Altus to the common stock of the Company, with an equivalent value determined by reference to the closing prices of the Altus and Company stock as of the closing (the “Closing”) of the business combination transaction between Altus and BCP Raptor Holdco, LP. The Management Development and Compensation Committee of the Board of Directors of the Company approved this Amendment to better align compensation incentives with the Company, given that Altus is no longer a controlled subsidiary of the Company and Mr. Bretches is no longer an officer of Altus as of the Closing.

The Amendment was contingent on the Closing. Mr. Bretches accepted the Amendment on February 22, 2022.

The foregoing description of the Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment of Restricted Stock Unit Award Agreement, effective February 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: February 23, 2022	By:	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary